GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Trend Driven Allocation Fund

(formerly, Goldman Sachs Global Trends Allocation Fund)

(the “Fund”)

Supplement dated June 23, 2022 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated April 29, 2022

Effective at the close of business on June 23, 2022 (the “Effective Date”), Federico Gilly will no longer serve as a portfolio manager for the Fund. Oliver Bunn will continue to serve as a portfolio manager for the Fund.

Additionally, effective at the close of business on the Effective Date, James Park will begin serving as portfolio manager for the Fund.

Accordingly, as of the close of business on the Effective Date, the Fund’s disclosures are modified as follows:

All references to Mr. Gilly in his capacity as a portfolio manager to the Funds in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Variable Insurance Trust—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: James Park, Managing Director, has managed the Fund since 2022; and Oliver Bunn, Vice President, has managed the Fund since 2018.

The following row is added to the table under the “Quantitative Investment Strategies (“QIS”) Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Portfolio Responsibility	Years Primarily Responsible	Five Year Employment History
James Park Managing Director	Portfolio Manager— Trend Driven Allocation Fund	Since 2022	Mr. Park is a senior portfolio manager on the Alternative Investment Strategies (AIS) team within Goldman Sachs Asset Management’s Quantitative Investment Strategies (QIS) platform. He joined Goldman Sachs in 2004.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

VITNAVTBDSTK 06-22